EVENTS AFTER THE REPORTING PERIOD	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
EVENTS AFTER THE REPORTING PERIOD

32.	EVENTS AFTER THE REPORTING PERIOD

32.1 Resolution on the Payment Date of the First Installment of Interest on Capital (IOC)

At a meeting held on February 11, 2026, the Board of Directors approved the payment of the first installment of interest on capital (“IOC”), the distribution of which had been approved at the Board of Directors’ meeting held on December 9, 2025. The payment will be made on April 6, 2026, in the gross amount of R$0.075 per share, corresponding to a net amount of R$0.063 per share of the Company, after the withholding of income tax in accordance with applicable legislation.

The record dates established at the time of the resolution approving the distribution remain unchanged.

32.2 Disallowance on Income Tax Deduction

On February 18, 2026, the Company received new tax assessments for the 2018 calendar year totaling approximately R$1 billion. These assessments relate to the disallowance of foreign tax credits claimed for income taxes paid abroad by the Company’s controlled companies. The Company believes these assessments are without merit and intends to present its defenses before the first-level administrative court in due course. These new assessments are similar to the disallowances already contested by the Company. Based on the advice of its external legal counsel, the Company expects the outcome of these new matters to be consistent with the outcomes of prior periods already assessed.